Delaware Investments® Family of Funds

Supplement to the current Class A, Class B, Class C, Class R,
Consultant Class, and Institutional Class Prospectuses of each Fund
(each, a “Fund,” and together, the “Funds”)

The following replaces information included in the Funds’ current Class A, Class B, Class C, Class R, Consultant Class, and Institutional Class prospectuses in connection with changes to the sub-transfer agency services provided to the Funds.  These changes will be effective on July 18, 2011.

Changes to addresses and telephone numbers for purchases, redemptions, and exchanges

In the Funds’ Class A, Class B, Class C, Class R, Consultant Class, and Institutional Class prospectuses, the following replaces the information included: in the sections entitled “Purchase and redemption of Fund shares” in the summary prospectuses and in the summary section of the statutory prospectuses; in the sections entitled “How to buy shares” and “How to redeem shares” of the Funds’ statutory prospectuses; and on the back cover of the statutory prospectuses:

All references to the Funds’ regular mailing address are replaced with the following address: P.O. Box 9876, Providence, RI 02940-8076.  All references to the Funds’ overnight courier address are replaced with the following address:  4400 Computer Drive, Westborough, MA 01581-1722.  All references to the 800 362-3863 telephone number for automated telephone service are replaced with the following number: 800 523-1918.

Changes to wiring instructions for share purchases

In the Funds’ Class A, Class B, Class C, Class R, Consultant Class, and Institutional Class statutory prospectuses, the following replaces the first sentence in the section entitled “How to buy shares – By wire”:

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910.

Changes to contact information

In the Funds’ Class A, Class B, Class C, Class R, and Consultant Class statutory prospectuses, the following replaces the information in the “Additional information” section:

Contact information
•	Website: www.delawareinvestments.com
•	Shareholder Service Center: 800 523-1918 (representatives available weekdays from 8:30 am to 6:00 pm)
–   For fund information, literature, price, yield, and performance figures.
–   For information on existing regular investment accounts and retirement plan accounts includingwire investments, wire redemptions, telephone redemptions, and telephone exchanges.
•	Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)
–	For convenient access to account information or current performance information on all Delaware Investments ® Funds, use this touch-tone service.
•	Written correspondence: P.O. Box 9876, Providence, RI 02940-8076 or 4400 Computer Drive, Westborough, MA 01581-1722.

In the Funds’ Institutional Class statutory prospectuses, the following replaces the information in the “Additional Information” section:

Contact information
•	Website: www.delawareinvestments.com
•	Client Services Representative: 800 362-7500
•	Automated telephone service: 800 523-1918
For convenient access to account information or current performance information on all Delaware Investments® Funds seven days a week, 24 hours a day, use this touch-tone service.

Investments in a Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of any Fund, the repayment of capital from any Fund, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated July 18, 2011.

Delaware Investments® Family of Funds

Supplement to the current Statements of Additional Information of each Fund
(each, a “Fund,” and together, the “Funds”)

The following replaces information included in the Funds’ Statements of Additional Information in connection with changes to the sub-transfer agency services provided to the Funds.  These changes will be effective on July 18, 2011.

Changes to addresses for redemptions and exchanges

The following replaces the information included the sections entitled “Redemption and Exchange – Written Redemption” and “Redemption and Exchange – Written Exchange”:

All references to the Funds’ regular mailing address are replaced with the following address: P.O. Box 9876, Providence, RI 02940-8076.  All references to the Funds’ overnight courier address are replaced with the following address:  4400 Computer Drive, Westborough, MA 01581-1722.

Changes to information about the Funds’ transfer agent services

The following replaces, in its entirety, the section entitled “Investment Manager and Other Service Providers – Transfer Agent”:

Delaware Service Company, Inc. (“DSC”), an affiliate of the Manager, is located at 2005 Market Street, Philadelphia, PA 19103-7094, and serves as the Funds’ shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement.  The Transfer Agent is an indirect subsidiary of DMHI and, therefore, of Macquarie.  The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for other Delaware Investments® Funds.  The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses.  The Transfer Agent will bill, and the Funds will pay, such compensation monthly.  Omnibus and networking fees charged by financial intermediaries and sub-transfer agency fees are passed on to and paid directly by the Funds.  The Transfer Agent’s compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

Each Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, accepts the order.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Funds.  In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions.  The proceeds of this investment program are used to offset the Funds’ transfer agency expenses.

Please keep this Supplement for future reference.

This Supplement is dated July 18, 2011.